UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number

13-1964841
(I.R.S. Employer Identification No.)

180 Marcus Blvd., Hauppauge, New York	11788
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 8.01                                Other Events.

On December 30, 2008, the Company issued a press release announcing that it had reached an agreement in principle with Sirius XM Satellite Radio whereby Audiovox would become the primary supplier of Sirius satellite radio products to the North American aftermarket.  A copy of the release is furnished herewith as Exhibit 99.1.

The information furnished under Item 8.01, including Exhibit 99.1,  shall not be deemed to be filed for the  purposes  of  Section  18 of the Securities  Exchange Act of 1934, as amended,  and will not be  incorporated  by reference  into any  registration  statement  filed under the  Securities Act of 1933, as amended,  unless specifically  identified therein as being incorporated therein by reference.

Exhibits

Exhibit No.                    Description

99.1                                Press Release, dated December 30, 2008, relating to Audiovox Corporation's agreement with Sirius (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATON
(Registrant)

Date: December 30, 2008                                                                      ___________________________________
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer